Exhibit 4(a)6

Any text removed pursuant to the Company's confidential treatment has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

Amendment 158
to the
Amended and Restated License Agreement
for the Use and Marketing of Programming Materials
dated May 31, 1996 (the "1996 Agreement")
between
International Business Machines Corporation (IBM)
and
Dassault Systemes, S.A. (OWNER)

        This Amendment ("Amendment") is entered into by and between International Business Machines Corporation ("IBM"), incorporated under the laws of the State of New York and Dassault Systemes, S.A. ("OWNER"), a French société anonyme.

        Whereas, OWNER is the owner of 3D/2D Computer Aided Design/Computer Aided Manufacturing/Computer Aided Engineeering/Product Integrated Management software programs marketed under various trademarks.

        Whereas, the parties wish to add new DELMIA products R17 to the 1996 Agreement.

        Whereas, the parties wish to amend the 1996 Agreement for the purposes of making the changes associated with the foregoing.

        Now therefore, the parties agree as follows:

1.0    Section C.14 DELMIA Products

        Attachment XXVI DELMIA Products Attachment added by Amendment 155 is deleted and replaced with the following updated Attachment XXVI DELMIA Products. This Attachment is the complete listing of all DELMIA Licensed Programs, with changes to the prior version of the Attachment identified per the legend. For the purpose of this Attachment, the term "Bundle" shall have the same meaning as "Configuration."

Blue and/or + = New Products

Red = Royalty Changes

Purple = Name Change

Black = No Change
^ = Inactive Product

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA V5 Configurations
1) AG2	DELMIA — DPM Assembly GT 2	[***]
2) AP2	DELMIA — DPM Assembly 2	[***]
3) BG2	DELMIA — DPM Body In White GT 2	[***]
4) BP2	DELMIA — DPM Body In White 2	[***]
5) BX2	DELMIA — DPM Body In White XT 2	[***]
6)+DS2	DELMIA — DPM Structure 2	[***]
7) EA2	DELMIA — DPM ENVISION Assembly 2	[***]
8) IG2	DELMIA — DPM Inspection Off-line Programming & Simulation GT 2	[***]
9) II2	DELMIA — DPM Inspect 2	[***]

10) IO2	DELMIA — DPM Inspection Off-line Programming & Simulation 2	[***]
11) IX2	DELMIA — Inspection XT 2	[***]
12) MA3	DELMIA — Tolerance Analysis of Deformable Assembly 3	[***]
13) MB2	DELMIA — NC Machine Tool Builder 2 (was DELMIA — Machine Tool Builder 2)	[***]
14)+MF2	DELMIA — Manufacturing Simulation Foundation 2	[***]
15)+MP2	DELMIA — Machining Foundation 2	[***]
16)+PD2	DELMIA — DPM Process Definition 2	[***]
17) PG2	DELMIA — DPM Machining GT 2 (was DELMIA — DPM Powertrain GT 2)	[***]
18) PP2	DELMIA — DPM Machining 2 (was DELMIA — DPM Powertrain 2)	[***]
19)+PR2	DELMIA — DPM Review 2	[***]
20) QCP	DELMIA — CENIT cPost	[***]
21) SF2	DELMIA — DPM Shop 2 (was DELMIA — DPM Shop Floor 2)	[***]
22)+SP2	DELMIA — Structure Manufacturing Shop 2	[***]
23)+SR2	DELMIA — Shop Order Release 2
24) VT2	DELMIA — NC Machine Tool Simulation 2 (was DELMIA — Machine Tool Path Simulation 2)	[***]
25) WG2	DELMIA — Robotics Simulation GT 2	[***]
25) WL2	DELMIA — Robotics Simulation 2	[***]
27) WX2	DELMIA — Robotics Simulation XT 2	[***]
28) XG2	DELMIA — DPM Process & Resource Definition GT 2 (was DELMIA — DPM Process Definition GT 2)	[***]
29) XP2	DELMIA — DPM Process & Resource Definition 2 (was DELMIA — DPM Process Definition 2)	[***]
30)^ZM2	DELMIA — Virtual NC Zip Mill 2	[***]
31) PPRAG2	DELMIA — DPM Assembly GT 2- Mfg Hub Bundle	[***]
32)^PPRAME	DELMIA — Advanced Manufacturing Engineer	[***]
33) PPRAP2	DELMIA — DPM Assembly 2 — Mfg Hub Bundle	[***]
34) PPRBG2	DELMIA — DPM Body In White GT 2 — Mfg Hub Bundle	[***]
35) PPRBP2	DELMIA — DPM Body In White 2 — Mfg Hub Bundle	[***]
36) PPRBX2	DELMIA — DPM Body In White XT 2 — Mfg Hub Bundle	[***]
37) PPREA2	DELMIA — DPM ENVISION Assembly 2 — Mfg Hub Bundle	[***]
38)^PPRME	DELMIA — Manufacturing Engineer	[***]
39)+PPRPD2	DELMIA — DPM Process Definition 2 — Mfg Hub Bundle	[***]
40) PPRPG2	DELMIA — DPM Machining GT 2 — Mfg Hub Bundle (was DELMIA — DPM Powertrain GT 2 — Mfg Hub Bundle)	[***]
41) PPRPP2	DELMIA — DPM Machining 2 — Mfg Hub Bundle	[***]

(was DELMIA — DPM Powertrain 2 — Mfg Hub Bundle)
42)+PPRPR2	DELMIA — DPM Review 2 — Mfg Hub Bundle	[***]
43) PPRSF2	DELMIA — DPM Shop 2 — Mfg Hub Bundle (was DELMIA — DPM Shop Floor — Mfg Hub Bundle)	[***]
44) PPRWG2	DELMIA — Robotics Simulation GT 2 — Mfg Hub Bundle	[***]
45) PPRWL2	DELMIA — Robotics Simulation 2 — Mfg Hub Bundle	[***]
46) PPRWX2	DELMIA — Robotics Simulation XT 2 — Mfg Hub Bundle	[***]
47) PPRXG2	DELMIA — DPM Process & Resource Definition GT 2 — Mfg Hub Bundle (was DELMIA — DPM Process Definition GT — Mfg Hub Bundle)	[***]
48) PPRXP2	DELMIA — DPM Process & Resource Definition 2 — Mfg Hub Bundle (was DELMIA — DPM Process Definition 2 — Mfg Hub Bundle)	[***]
49)^SF2-B	DELMIA — Shop Floor 2 Bundle	[***]
50)+SR2-B-1	DELMIA — Shop Order Release 2 Site License Bundle — Small	[***]
51)+SR2-B-2	DELMIA — Shop Order Release 2 Site License Bundle — Medium	[***]
52)+SR2-B-3	DELMIA — Shop Order Release 2 Site License Bundle — Large	[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA V5 Configurations
53)+APN-A	DELMIA — DPM Assembly Process Planner 2		[***]
54) APS-A	DELMIA — DPM Assembly Process Simulation 2		[***]
55) ARW-A	DELMIA — Arc Welding 2		[***]
56) BWP-A	DELMIA — DPM Fastening Process Planner 2		[***]
57) DBG-A	DELMIA — Device Building 2		[***]
58)+DHR-A	DELMIA — DPM Human Review 2		[***]
59)+DST-A	DELMIA — DPM Structure Lofting 2		[***]
60) EIP-A	DELMIA — DPM Engineering Requirements Planner 2		[***]
61) EHS-A	DELMIA — Electrical Harness Process Simulation 2		[***]
62)+ELR-A	DELMIA — Electrical Review 2		[***]
63) IDP-A/S	DELMIA — MULTICAx ID Plug-in		[***]	[***]
64)+LE1-A	DELMIA Automation — CLM SFC Editor 1		[***]
65)+LS1-A	DELMIA Automation — CLM Simulation Engine 1		[***]
66) MAP-A/S	DELMIA — MULTICAx AD Plug-in		[***]	[***]
67) MEP-A/S	DELMIA — MULTICAx SE Plug-in		[***]	[***]
68) MEQ-A	DELMIA — Equipment Arrangement 2		[***]
69) MFR-A/S	DELMIA — DMU Fastening Review 2		[***]	[***]
70) MFT-A	DELMIA — 3D Functional Tolerancing & Annotation 2		[***]
71)+MG1-A	DELMIA — Generative Drafting 1		[***]

72) MGD-A	DELMIA — Generative Drafting 2	[***]
73) MGP-A/S	DELMIA — MULTICAx IGES Plug-in	[***]	[***]
74) MHA-A/S	DELMIA — Human Activity Analysis 2	[***]	[***]
75) MHB-A/S	DELMIA — Human Builder 2	[***]	[***]
76) MHM-A/S	DELMIA — Human Measurements Editor 2	[***]	[***]
77) MHP-A/S	DELMIA — Human Posture Analysis 2	[***]	[***]
78) MHT-A/S	DELMIA — Human Task Simulation 2	[***]	[***]
79) MID-A	DELMIA — Interactive Drafting 1	[***]
80) MIG-A	DELMIA — IGES Interface 1	[***]
81)^MIP-A/S	DELMIA — MULTICAx I Plug-in	[***]	[***]
82) MK1-A/S	DELMIA — Product Knowledge Template 1	[***]	[***]
83) MKE-A	DELMIA — Knowledge Expert 2	[***]
84) MMA-A	DELMIA — Prismatic Machining Preparation Assistant 2	[***]
85) MNV-A	DELMIA — DMU Navigator 2	[***]
86) MOP-A	DELMIA — DMU Optimizer 2	[***]
87)^MPP-A/S	DELMIA — MULTICAx P Plug-in	[***]	[***]
88) MPS-A	DELMIA — NC Machine Tool Simulation 2	[***]
89)+MRL-A	DELMIA — Resource Layout 2	[***]
90) MRR-A/S	DELMIA — Real Time Rendering 2	[***]	[***]
91) MSA-A	DELMIA — DMU Space Analysis 2	[***]
92)+MSD-A	DELMIA — Manufacturing System Definition 2	[***]
93) MSP-A/S	DELMIA — MULTICAx Solidworks Plug-in	[***]	[***]
94) MST-A	DELMIA — STEP Core Interface 1	[***]
95) MTP-A/S	DELMIA — MULTICAx STEP Plug-in	[***]	[***]
96) MTR-A	DELMIA — DMU Dimensioning & Tolerance Review 1	[***]
97) MTT-A	DELMIA — Machining Tolerancing Assistant 2	[***]
98)^MUP-A/S	DELMIA — MULTICAx U Plug-in	[***]	[***]
99) MVG-A/S	DELMIA — NC Manufacturing Verification 2	[***]	[***]
100) OPL-A	DELMIA — Robotics OLP 2	[***]
101)+PCR-A	DELMIA — Process Context Builder 2	[***]
102)+PDP-A/S	DELMIA — MultiCax-PD Plug-in	[***]	[***]
103)+PLT-A	DELMIA — Plant Layout 2	[***]
104)+PRL-A	DELMIA — PPR Manufacturing Lifecycle Management 2	[***]
105)+PRR-A	DELMIA — PPR Editor 2	[***]
106) PSY-A	DELMIA — Production System Analysis 2	[***]
107)+PTP-A	DELMIA — DPM Machining Process Planner 2	[***]
108) QFM	DELMIA — CENIT FasTRIM	[***]
109) QFP	DELMIA — CENIT FasTIP	[***]
110) RRS-A	DELMIA — RRS I 2	[***]
111) RST-A	DELMIA — RRS II 2	[***]
112)+SBH-A	DELMIA Automation — CLM System Behavior Definition 2	[***]
113)+SOR-A	DELMIA — Shop Order Release 2	[***]
114)+SPR-A	DELMIA — Surface Path Generator 2	[***]
115) SRL-A	DELMIA — Standard Robot Library 2	[***]
116) TSA-A	DELMIA — Tool Selection Assistant 2	[***]
117)+UDP-A/S	DELMIA — MultiCAx-UD Plug-in	[***]	[***]
118) WKI-A	DELMIA — DPM Work Instructions 2	[***]
119) WSQ-A	DELMIA — Workcell Sequencing 2	[***]
120) WSU-A	DELMIA — Device Task Definition 2	[***]
121) MHBA-AB/SB	DELMIA — Human Basic Activities 2	[***]	[***]

122) MHMC-AB/SB	DELMIA — Human Modeling Complete 2	[***]	[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA Process Engineer Configurations
123) INDENG	DELMIA — Industrial Engineer		[***]
124) INDENGR	DELMIA — Industrial Engineer Rapid		[***]
125) PPRL	DELMIA — ENOVIA Manufacturing Hub Access		[***]
126) PPRNAV	DELMIA — PPR Navigator for Manufacturing Hub		[***]
127) PPRNAVR	DELMIA — PPR Navigator for Manufacturing Hub Rapid		[***]
128) PROCENG	DELMIA — Process Engineer		[***]
129) PROCENGR	DELMIA — Process Engineer Rapid		[***]
130) PROCRESPLN	DELMIA — Process & Resource Planner		[***]
131) PROCRESPLNR	DELMIA — Process & Resource Planner Rapid		[***]
132) MU1	DELMIA — DMU Review 1		[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA Process Engineer Products
133) ALB-S	DELMIA — Automatic Line Balancing			[***]
134) EPRP-S	DELMIA — Process & Resource Planning			[***]
135)^JT-S	DELMIA — JT Files			[***]
136)^LOAD-S	DELMIA — PPR Loader			[***]
137) LP-S	DELMIA — Layout Planning			[***]
138) MCM-S	DELMIA — Manufacturing Change Management			[***]
139) PEVAL-S	DELMIA — Product Evaluation			[***]
140) WLB-S	DELMIA — Workload Balancing			[***]
141) STM-S	DELMIA — Standard Time Measurement			[***]
142) DCS-S	DELMIA — Standard Time Measurement Data Card Studio			[***]
143) MOST-S	DELMIA — Standard Time Measurement MOST			[***]
144) MTM-1-S	DELMIA — Standard Time Measurement MTM-1			[***]
145) RWF-S	DELMIA — Standard Time Measurement RWF			[***]
146) SAM-S	DELMIA — Standard Time Measurement SAM			[***]
147) E4M-S	DELMIA — V4 Engineering Hub to Manufacturing Hub Connection			[***]
148) E5M-S	DELMIA — V5 Engineering Hub to Manufacturing Hub Connection			[***]
149) ORL-A	ORACLE Runtime License		[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA D5 Configurations
150) ENV_TR	ENVISION Telerobotics	[***]
151)^ENV_VE	ENVISION Virtual Environment	[***]
152) ENV_VP	ENVISION Virtual Prototyping	[***]
153)^ENV_VR	ENVISION Virtual Reality	[***]
154) IGRIP	IGRIP	[***]
155) INSPECT	INSPECT	[***]
156) QUEST	QUEST	[***]

157) QUESTAD	QUEST Advanced	[***]
158) QUESTEX	QUEST Express	[***]
159) REVIEW	REVIEW	[***]
160) UARC	UltraArc	[***]
161) UGRIP	UltraGRIP	[***]
162) UPAINT	UltraPaint	[***]
163) USPOT	UltraSpot	[***]
164) VNC	Virtual NC	[***]
165) PPRIGRIP	IGRIP — Mfg Hub Bundle	[***]
166) PPRQUEST	QUEST — Mfg Hub Bundle	[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA D5 Products
167)^	Additional Controller Family		[***]
168)^	Additional Robot		[***]
169) ARLA/RAPID-A	ABB Robot Programming		[***]
170) ARWLD-A	Arc Welding		[***]
171) ASYPL-A	Assembly Planner		[***]
172) AXSVR-A	AXXESS Open Architecture/Virtual Reality		[***]
173) CABLE-A	Cable Simulation		[***]
174) CALIB-A	Calibration and Signature		[***]
175)^CELLCTRLD	Cell Control Design		[***]
176)^CELLCTRLM	Cell Control Monitor		[***]
177)^CELLLTSI	Cell Control Logic Translator — Siemens		[***]
178) CLIDB-A	CLI Device Building		[***]
179) CMEOP-A	Custom Macro Encryption		[***]
180) CMROP-A	Custom Macro Read		[***]
181) DEBUR-A	Deburring/Finishing		[***]
182) DYNAM-A	Dynamics		[***]
183) ERANL-A	Ergonomics Analysis		[***]
184) ERGO-A	Ergonomics		[***]
185) HUMAN-A	Human Modeling		[***]
186) IDRBT-A	Industrial Robot Library		[***]
187) LLTIO-A	Low Level Telerobotic Interface		[***]
188) MATRM-A	Material Removal		[***]
189) MNTWK-A	Floating License, Dissimilar Platforms		[***]
190) OFLIN-A	Off Line Programming		[***]
191) OPTQ-A	OptQUEST		[***]
192) PAINT-A	Paint		[***]
193) PARAS-A	Parasolid Modeling		[***]
194) QSTUMAN	QUEST User Manual		[***]
195) QSTVROP-A	QUEST Virtual Reality		[***]
196) REMDIS-A	Remote Display		[***]
197) RRS-D5-A	Realistic Robot Simulation		[***]
198) SNTWK-A	Floating License, Similar Platforms		[***]
199) SPWLD-A	Spot Welding		[***]
200) STEREO-A	3D Stereo Vision		[***]
201) VCEOP-A	Virtual Collaborative Engineering		[***]
202) VNCMBO-A	Virtual NC Machine Building		[***]
203) VRML2.x-A	Virtual Reality Markup Language 2		[***]
204)^	Zip Mill		[***]

205) BIGES-A	Batch IGES Translator	[***]
206) CATDIR-U-A	CATIA Direct	[***]
207) DXFTR-A	DXF Translator	[***]
208)^PROEN-A	Pro/Engineer Translator	[***]
209) SDRC-A	SDRC Translator	[***]
210) UGTRN-A	Unigraphics Direct Translator	[***]
211) TSACISB-A	ACIS files to/from Parasolid	[***]
212) TSACISU-A	ACIS files to Parasolid	[***]
213) TSCADDSB-A	CADDS files to/from Parasolid	[***]
214) TSCADDSU-A	CADDS files to Parasolid	[***]
215) TSSTEPB-A	STEP files to/from Parasolid	[***]
216)^CELLCTRL	Cell Control	[***]
217) MNTWK	SNTWK Upgrade to MNTWK	[***]
218) IGES-A	IGES Translator	[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA SAFEWORK Configurations
219)^	SAFEWORK Basic	[***]
220)^	SAFEWORK Human Builder	[***]
221)^	SAFEWORK Humanoid	[***]
222)^	SAFEWORK Pro	[***]

PLC Related Royalty (US Dollars)
DELMIA ID	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA SAFEWORK Products
223)^	Animation		[***]
224)^	Anthropometry		[***]
225)^	Clothing		[***]
226)^	Collision Detection		[***]
227)^	Ergonomic Analysis		[***]
228)^	Posture Analysis		[***]
229)^	Vision		[***]
230)^	Virtual Reality		[***]
231)^	IGES Translator		[***]
232)^	STEP Translator		[***]
233)^	STL Translator		[***]

2.0    Workstation CATIA Version 4 PRPQ_Products

        The following PRPQs are added to Section L2 Workstation CATIA Version 4 Royalty Table:

IBM PROG. NUMBER	PRODUCT NAME	CONFIG ROYALTY	PRODUCT ROYALTY
5799-H70	CATIA CDM-PM(CDP) Integration for V4R2.5	[***]	[***]
5799-H71	CATIA 4D Navigator(N4D) for V4R2.5	[***]	[***]

        The following migration paths for these PRPQs are now available:

FROM	TO	ROYALTY
5626-CDP	5799-H70	[***]
5626-N4D	5799-H71	[***]

3.0    Correction To PID Trigram:

        The trigram for product CATIA-Realistic Shape Optimizer 2 Product was incorrectly listed as 5691-RSD. It is corrected to be 5691-RSO.

        Other than the changes indicated above, it is understood that all other terms of the 1996 Agreement including all Attachments and Exhibits thereto remain in full force and effect.

        If any provision of this Amendment or the 1996 Agreement (as amended) shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of IBM and OWNER as nearly as possible in accordance with applicable law(s).

        The parties agree that any reproduction of this Amendment by reliable means (such as facsimile or photocopy) will be considered an original of this Amendment.

Agreed to: Dassault Systèmes, S.A.		Agreed to: International Business Machines Corporation
By:	/s/ THIBAULT DE TERSANT Authorized Signature	By:	/s/ R.A. ARCO Authorized Signature
Name: Thibault de Tersant		Name: R. A. Arco
Title: EVP & Chief Financial Officer		Title: Director, PLM Product Mgmt. & Worldwide Technical Support
Date: December 8, 2006		Date: January 2, 2007